UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ENTERCOM COMMUNICATIONS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENTERCOM COMMUNICATIONS CORP.

401 City Avenue, Suite 809
Bala Cynwyd, Pennsylvania 19004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

NOTICE IS HERBY GIVEN that the Annual Meeting of Shareholders of Entercom Communications Corp. (the “Company”) will be held at the Radnor Valley Country Club, 555 Sproul Road, Villanova, Pennsylvania 19085 on Friday, May 6, 2005 at 10:00 a.m. (the “Annual Meeting”), for the following purposes:

1.                                       To elect two Class A directors each for a one year term expiring at the 2006 annual meeting;

2.                                       To elect five directors, in addition to Class A directors, each for a one year term expiring at the 2006 annual meeting;

3.                                       To consider the approval of an amendment and restatement of the Entercom Equity Compensation Plan; and

4.                                       To transact such other business as may properly come before the Annual Meeting and / or any adjournments thereof.

If you were a shareholder of record of our Class A Common Stock, par value $.01 per share, or Class B Common Stock, par value $.01 per share, at the close of business on March 18, 2005, you may vote at the Annual Meeting.

In the event a quorum is not present at the Annual Meeting and such meeting is adjourned to a later date at least fifteen (15) days after the initial date of the Annual Meeting, then those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matters to be considered.

By Order of the Board of Directors,

/s/ John C. Donlevie
John C. Donlevie
Secretary

Bala Cynwyd, Pennsylvania
March 31, 2005

Please promptly complete, date, sign and return the enclosed proxy card whether or not you plan to attend the meeting.

For directions to the meeting, please refer to

Appendix A of the Proxy Statement.

ENTERCOM COMMUNICATIONS CORP.
401 City Avenue, Suite 809
Bala Cynwyd, Pennsylvania 19004

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

May 6, 2005

The Annual Meeting of Shareholders of Entercom Communications Corp. will be held at the Radnor Valley Country Club, 555 Sproul Road, Villanova, Pennsylvania 19085 on Friday, May 6, 2005 at 10:00 a.m.

ABOUT THIS PROXY STATEMENT

Our Board of Directors has sent you this proxy statement to solicit your vote at the 2005 annual meeting of shareholders, including any adjournment or postponement thereof (the “Annual Meeting”).  We will pay all expenses incurred in connection with this proxy solicitation.  In addition to mailing this proxy statement to you, we have hired Georgeson Shareholder to be our proxy solicitation agent for a fee of approximately $6,500 plus expenses. We also may make additional solicitations by telephone, facsimile or other forms of communication. Brokers, banks and other nominees who hold our stock for other beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners.  In this proxy statement we summarize information that we are required to provide to you under the Securities and Exchange Commission rules. This proxy statement is designed to assist you in voting your shares.  The proxy materials are first being mailed on or about March 31, 2005 to all shareholders of record of our Class A and Class B Common Stock, par value $.01 per share, at the close of business as of March 18, 2005.

Unless the context requires otherwise, all references in this proxy statement to Entercom Communications Corp., “Entercom,” “we,” “us,” “our” and similar terms, refer to Entercom Communications Corp. and its consolidated subsidiaries.

PROPOSALS

At the Annual Meeting, our shareholders will be asked to vote upon the following Proposals:

•                                          Proposal 1:                                     Election of Class A Directors. The Board of Directors has nominated the following two persons to stand for election as Class A directors with one-year terms expiring at the 2006 annual meeting: David J. Berkman and Daniel E. Gold.

•                                          Proposal 2:                                     Election of Directors Other Than Class A Directors. The Board of Directors has nominated the following five persons to stand for election as directors with one-year terms expiring at the 2006 annual meeting: Joseph M. Field, David J. Field, John C. Donlevie, Edward H. West and Robert S. Wiesenthal.

•                                          Proposal 3:                                     Approval of an amendment and restatement of the Entercom Equity Compensation Plan. The Board of Directors has approved, and is submitting to the shareholders of the Company for their approval, an amendment and restatement of the Entercom Equity Compensation Plan.

INFORMATION ABOUT VOTING

If you are a shareholder of record of our Class A Common Stock as of the close of business on March 18, 2005, you may vote your shares:

•                                          By Proxy:                                             You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided.  The instructions for voting are contained on the enclosed proxy card.  The individuals named on the card are your proxies.  They will vote your shares as you indicate.  If you sign your card without indicating how you wish to vote, all of your shares will be voted:

•                                                    FOR all of the nominees of the Board of Directors as Class A Directors;

•                                                    FOR all of the nominees of the Board of Directors as directors other than Class A Directors;

•                                                    FOR the approval of an amendment and restatement of the Entercom Equity Compensation Plan; and

•                                                    at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting; or

•                                          In Person:              You may attend the Annual Meeting and vote in person.

If you are a shareholder of record of our Class B Common Stock as of the close of business on March 18, 2005, you may vote your shares:

•                                          By Proxy:               You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided.  The instructions for voting are contained on the enclosed proxy card.  The individuals named on the card are your proxies.  They will vote your shares as you indicate.  If you sign your card without indicating how you wish to vote, all of your shares will be voted:

•                                                    FOR all of the nominees of the Board of Directors as directors other than Class A Directors;

•                                                    FOR the approval of an amendment and restatement of the Entercom Equity Compensation Plan; and

•                                                    at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting; or

•                                          In Person:                                          You may attend the Annual Meeting and vote in person.

You may revoke your proxy before it is voted at the meeting if you:  (i) send a written notice of revocation dated after the proxy date to our Corporate Secretary; (ii) send our Corporate Secretary a later dated proxy for the same shares of common stock; or (iii) attend the Annual Meeting and vote in person.

The address for our Corporate Secretary is Entercom Communications Corp., 401 City Avenue, Suite 809, Bala Cynwyd, Pennsylvania, 19004, Attention:  John C. Donlevie, Secretary.

VOTING SECURITIES

Our Amended and Restated Articles of Incorporation (the “Charter”) provide that each share of Class A Common Stock is entitled to one vote and that each share of Class B Common Stock is entitled to ten votes, except: (i) any share of Class B Common Stock not voted by either Joseph M. Field or David J. Field, in their own right or pursuant to a proxy, is entitled to one vote; (ii) the holders of Class A Common Stock, voting as a single class, are entitled to elect two Class A directors; (iii) each share of Class B Common Stock is entitled to one vote with respect to certain “Going Private Transactions” (as defined in the Charter); and (iv) as required by law.  Therefore:

•                                          Shareholders of our Class A Common Stock at the close of business on March 18, 2005, will be entitled to vote on Proposals 1, 2 and 3.

•                                          Shareholders of our Class B Common Stock at the close of business on March 18, 2005 will only be entitled to vote on Proposals 2 and 3.

At the close of business on March 18, 2005, there were 37,910,135 outstanding shares of our Class A Common Stock, 8,271,805 outstanding shares of our Class B Common Stock and zero (0) outstanding shares of our Class C Common Stock.  Each share of Class B Common Stock voted by Joseph M. Field or David J. Field with respect to any proposal other then Proposal 1 is entitled to ten votes.  Holders of our Class C Common Stock, of which there are none, would not be entitled to vote on these proposals.

INFORMATION ABOUT QUORUM AND REQUIRED VOTES

The presence in person or by proxy of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter or proposal to be acted upon at the meeting shall constitute a quorum for the purpose of consideration and action on the matter or proposal.  Assuming a quorum is present, votes on the proposals will be tallied as follows:

•                                          Proposal 1:                                     Election of Class A Directors.  The two persons nominated as Class A directors receiving the most votes from shares of Class A Common Stock will be elected.

•                                          Proposal 2:                                     Election of Directors Other Than Class A Directors.  The five persons nominated as directors other than Class A directors receiving the most votes from all shares of Class A Common Stock and Class B Common Stock will be elected.

•                                          Proposal 3:                                     Approval of amendment and restatement of the Entercom Equity Compensation Plan.  The approval of an amendment and restatement of the Entercom Equity Compensation Plan requires the affirmative vote from a majority of the votes of all shares of Class A common stock and Class B common stock that are present in person or by proxy and are voting on such proposal.

In the event a quorum is not present at the meeting and such meeting is adjourned to a later date at least fifteen (15) days after the initial date of the meeting, then those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matters to be considered.

Unless otherwise required by our Bylaws or by applicable law, approval of any other matter properly presented for a vote at the meeting will require the affirmative vote of a majority of the votes cast by all holders of Class A Common Stock and Class B Common Stock present in person or by proxy; provided that if any shareholders are entitled to vote thereon as a class, such approval will require the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class who are present in person or by proxy.

Shares of our common stock represented by proxies that are marked “withhold authority” or are marked “abstain,” or which constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum.  Broker non-votes occur when a nominee holding shares of our common stock for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise discretionary authority with respect thereto. With respect to any matter to be decided by a plurality (such as the election of directors) or a majority of the votes cast at the meeting, proxies marked “withhold authority” or marked “abstain,” or which constitute broker non-votes will not be counted for the purpose of determining the number of votes cast at the meeting and will have no effect on the outcome of such vote.

INFORMATION TO RELY UPON WHEN CASTING YOUR VOTE

You should rely only on the information contained in this proxy statement.  We have not authorized anyone to give any information or to make any representations in connection with this proxy solicitation other than those contained in this proxy statement.  You should not rely on any information or representation not contained in this proxy statement.  You should not infer under any circumstances that because of the delivery to you of this proxy statement there has not been a change in the facts set forth in this proxy statement or in our affairs since the date of this proxy statement.  This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the accompanying material may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not statements of historical facts, but rather reflect our current expectations concerning future results and events.  You can identify these forward-looking statements by our use of words such as “anticipates,” “believes,” “continues,” “expects,” “intends,” “likely,” “may,” “opportunity,” “plans,” “potential,” “project,” “will,” and similar expressions to identify forward-looking statements, whether in the negative or the affirmative. We cannot guarantee that we actually will achieve these plans, intentions or expectations. These forward-looking statements are subject to risks, uncertainties and other factors, some of which are beyond our control, which could cause actual results to differ materially from those forecast or anticipated in such forward-looking statements.

You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this proxy statement.  We undertake no obligation to update these statements or publicly release the result of any revisions to these statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

PROPOSALS

PROPOSAL 1

ELECTION OF CLASS A DIRECTORS

DESCRIPTION OF PROPOSAL

Two Class A directors will be elected at the 2005 annual meeting to serve until the 2006 annual meeting.  The two nominees of the Board of Directors are David J. Berkman and Daniel E. Gold.  Both David J. Berkman and Daniel E. Gold are incumbent Class A directors.  These nominees have consented to serve if elected, but should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the Board of Directors.

BOARD OF DIRECTORS’ NOMINEES FOR CLASS A DIRECTORS

The table below contains certain biographical information about these nominees.

David J. Berkman Director since 1999 Age: 43

David J. Berkman has served as one of our directors since the consummation of our initial public offering in January 1999. Mr. Berkman currently serves as the Managing Partner of Liberty Associated Partners, LP, a venture capital firm primarily engaged in the telecommunications, media and internet market segments. Liberty Associated Partners, LP was founded by principals of The Associated Group, Inc. which, prior to its sale in 2000, was a multi-billion dollar publicly-traded owner and operator of communications related businesses of which Mr. Berkman was Executive Vice President. He also serves on the Boards of Directors of Internet Capital Group, Inc., the Kimmel Center for the Performing Arts, and the University of Pennsylvania School of Engineering, and on the Board of Trustees of The Franklin Institute. Mr. Berkman has a B.S. from the Wharton School of the University of Pennsylvania.

Daniel E. Gold Director since 2003 Age: 69

Daniel E. Gold has served as one of our directors since May 2003. Since January 1997, Mr. Gold has served as President and CEO of Leonard Whitcup, Inc., a music publisher. During his career, Mr. Gold has served as Chairman and Director of Dynamic Broadband, Inc., CEO of the American Society of Composers, Authors and Publishers (ASCAP), President and Director of Century Communications Inc., President of Knight Ridder Broadcasting, Inc., and President of Comcast Cable, Inc. He also served as a Vice President and General Manager of CBS and Post-Newsweek Stations’ radio and television stations in Washington, D.C., Philadelphia, PA, and Hartford, CT. Mr. Gold also served as General Counsel of Westinghouse Broadcasting Company (Group W). Mr. Gold had been a member of the Boards of Directors of the National Association of Broadcasters, the National Cable Television Association, the Television Bureau of Advertising and C-SPAN. He currently serves on the Board of Directors of the Jewish Employment and Vocational Service (JEVS). Mr. Gold has a B.A. from Stanford University and a J.D. from Harvard Law School.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends that you vote “FOR” each of the nominees of the Board of Directors listed above.

PROPOSAL 2

ELECTION OF OTHER DIRECTORS

DESCRIPTION OF PROPOSAL

Five other directors will be elected at the 2005 annual meeting to serve until the 2006 annual meeting.  The five nominees are Joseph M. Field, David J. Field, John C. Donlevie, Edward H. West and Robert S. Wiesenthal.  Each of the nominees is an incumbent director.  These nominees have consented to serve if elected, but should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the Board of Directors.

BOARD OF DIRECTORS’ NOMINEES FOR OTHER DIRECTORS

The table below contains certain biographical information about these nominees.

Joseph M. Field Chairman of the Board Director since 1968 Age: 73

Joseph M. Field founded Entercom in 1968 and has served as Chairman of the Board since our inception. Mr. Field served as our Chief Executive Officer since our inception until 2002. In addition, Mr. Field served as our President since our inception until 1998. Before entering the broadcasting business, he practiced law for 14 years in New York (including service as an Assistant United States Attorney) and Philadelphia. Mr. Field served on the Board of Directors of the National Association of Broadcasters for the years 1992 through 1996. He currently serves as Vice Chairman of the Board of Directors of the Curtis Institute of Music and on the Boards of Directors of The Philadelphia Orchestra, The Mary Louise Curtis Bok Foundation, the Settlement Music School, the American Interfaith Institute, the National Liberty Museum, and the Philadelphia Chamber Music Society. In addition, he serves on the Advisory Board of the University of Pennsylvania’s Field Center for Children’s Policy, Practice & Research. Mr. Field has a B.A. from the University of Pennsylvania and an L.L.B. from Yale Law School. Mr. Field is the father of David J. Field.

David J. Field President and Chief Executive Officer Director since 1995 Age: 42

David J. Field has served as our Chief Executive Officer since 2002, our President since 1998, and one of our directors since 1995. He also served as our Chief Operating Officer from 1996 to 2002 and Chief Financial Officer from 1992 to 1998. Mr. Field joined us in 1987 and served as our Director of Finance and Corporate Development from 1987 to 1988, Vice President-Finance and Corporate Development from 1988 to 1992, Vice President-Operations and Chief Financial Officer from 1992 to 1995 and Senior Vice-President-Operations and Chief Financial Officer from 1995 to 1996. Prior to joining us, he was an investment banker with Goldman, Sachs & Co. Mr. Field is a Director of the National Association of Broadcasters (the “NAB”) and serves as Vice Chairman of the Radio Board of the NAB. Mr. Field also currently serves on the Boards of Directors of iBiquity Digital Corporation, the Radio Advertising Bureau, the Philadelphia Zoo and The Wilderness Society. He has a B.A. from Amherst College and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Field is the son of Joseph M. Field.

John C. Donlevie Executive Vice President, Secretary, and General Counsel Director since 1989 Age: 58

John C. Donlevie has served as our Executive Vice President, General Counsel and one of our directors since 1989, our Secretary since 1998 and was our Vice President-Legal and Administrative from 1984 to 1989. Prior to joining us in 1984, Mr. Donlevie practiced law for 11 years, most recently as Corporate Counsel of Ecolaire Incorporated in Malvern, Pennsylvania. He has a B.S. in Engineering from Drexel University and a J.D. from Temple University School of Law.

Edward H. West Director since 2003 Age: 38

Edward H. West has served as one of our directors since April 2003. Mr. West currently serves as Chairman of the Board and Chief Executive Officer of ICG Commerce Inc., positions he has held since May 2002. Previously, Mr. West served as President and Chief Operating Officer of Internet Capital Group, Inc. (“ICG”) from December 2001 through May 2002 and Chief Financial Officer of ICG from September 2000 through April 2002. Prior to joining ICG, Mr. West held various management positions at Delta Air Lines, Inc. (“Delta”) from June 1994 until August 2000. Most recently, from September 1999 through August 2000, Mr. West was Executive Vice President and Chief Financial Officer of Delta. Mr. West has a B.A. from the Goizueta School of Business at Emory University.

Robert S. Wiesenthal Director since 2004 Age: 38

Robert S. Wiesenthal has served as one of our directors since April 2004. Mr. Wiesenthal currently serves as Executive Vice President and Chief Financial Officer, Sony Corporation of America since January 2002. In addition, since July 2000, Mr. Wiesenthal also serves as Executive Vice President and Chief Strategy Officer, Sony Broadband Entertainment. Prior to joining Sony, Mr. Wiesenthal was Managing Director at Credit Suisse First Boston from 1999 to 2000, a member of its Media Group from 1993 to 1999 and a member of its Mergers and Acquisition Group from 1986 to 1993. Mr. Wiesenthal presently serves on the Board of Directors of Panavision Inc. Mr. Wiesenthal has a B.A. from the University of Rochester.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends that you vote “FOR” each of the nominees of the Board of Directors listed above.

PROPOSAL 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE

ENTERCOM EQUITY COMPENSATION PLAN

DESCRIPTION OF PROPOSAL

The Board of Directors approved an amendment and restatement of the Entercom Equity Compensation Plan (the “Plan”) on February 22, 2005, subject to shareholder approval.

The following is a summary of the key amendments to the Plan as well as a summary of the overall Plan.  The statements made herein concerning terms and provisions of the Plan are summaries and do not purport to be a complete recitation of the Plan provisions.  Such statements are qualified by express reference to the Plan.  A copy of the Plan, as amended and restated, is attached hereto as Exhibit C and is incorporated by reference herein.

Increase in Number of Shares Available For Issuance.

The amendments to the Plan increase the number of authorized shares available for issuance thereunder and remove the formula for determining the number of authorized shares.  Specifically, under the Plan, the number of shares authorized for distribution will increase to 8,500,000.  Before giving effect to the amendments to the Plan as herein described, the Plan allowed for the issuance of 2,500,000 shares plus ten (10%) of the number of shares of Company stock outstanding as of the date of grant.  As of February 22, 2005, this formula would have allowed for the issuance of 7,364,989 shares.  Under the Plan, as amended and restated, the maximum number of shares will increase each year (effective January 1, 2006) by up to 1,500,000 shares

Other Plan Amendments.

In addition to increasing the number of shares available for issuance, the following will be amended under the Plan:

•                                          The increase of the sub-limit on the number of Restricted Shares that can be granted under the Plan from 925,000 shares to 2,000,000 shares.

•                                          Certain changes to bring the Plan into compliance with the new Internal Revenue Code Section 409A dealing with the deferred compensation rules of the Internal Revenue Service.

•                                          The addition of certain new provisions (see Section 3(c)) to conform to the requirements of Section 162m of the Internal Revenue Code with respect to performance based Restricted Stock.

•                                          The removal of the requirement for Committee determination from the definition of Cause in Section 4(e)(ii) to eliminate the need for the Committee to act to effect a forfeiture of options for employees terminated for Cause.

•                                          Amend the Plan to provide for the vesting of restricted stock upon death of an employee, unless otherwise determined by the Committee.

•                                          Extend the term of the Plan until January 20, 2015.

SUMMARY OF PLAN
as amended and restated

The Plan was amended and restated, subject to shareholder approval, on February 22, 2005.  The Plan provides for grants of (i) options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Code, (ii) “nonqualified stock options” that are not intended to so qualify (“NQSOs”), (iii) restricted stock and (iv) stock appreciation rights (“SARs”).  Only shares of Class A Common Stock may be issued under the Plan. By encouraging stock ownership, the Company seeks to motivate such individuals and to encourage such individuals to devote their best efforts to the business and financial success of the Company.

General.  Subject to adjustment in certain circumstances as discussed below, the Company may issue up to 8,500,000 shares of Class A Common Stock, plus an additional 1,500,000 shares per year each year commencing January 1, 2006.  The number of shares for which ISOs may be issued under the Plan may not exceed 1,850,000 shares and the aggregate number of shares of Company Stock that may be subject to Restricted Stock Grants shall not exceed 2,000,000 (subject to adjustment as described below).  If and to the extent grants awarded under the Plan expire or are terminated for any reason without being exercised, the shares of Class A Common Stock subject to such grant again will be available for purposes of the Plan.

Administration of the Plan.  The Plan is administered and interpreted by the Compensation Committee (the “Committee”) of the Board of Directors.  The Committee shall consist of two or more persons who may be “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.  Subject to ratification or approval by the Board if the Board retains such right, the Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when grants will be made and the commencement and duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

Eligibility for Participation.  The following are eligible to be participants in the Plan (“Participants”): (i) all employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, (ii) members of the Board who are not Employees (“Non-Employee Directors”); and (iii) those Consultants and advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) if the Key Advisors are natural persons rendering bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.  The aggregate number of shares of Company Stock that may be granted to any individual during any calendar year may not exceed 925,000 shares.

Options.  The exercise price of any ISO granted under the Plan will not be less than the fair market value of the underlying shares of Common Stock on the date of grant. The exercise price of an ISO granted to an employee who owns more than 10% of the Common Stock may not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant. The exercise price of an NQSO may be greater than, equal to or less than the fair market value of the underlying shares of Common Stock on the date of grant.  The Committee will determine the term of each option; provided, however, that the exercise period may not exceed ten years from the date of grant, and the exercise period of an ISO granted to an employee who owns more than 10% of the Common Stock may not exceed five years from the date of grant.  The Participant may pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering shares of Common Stock owned by the Participant and having a fair market value on the date of exercise equal to the exercise price or (iii) by such other method as the Committee approves.  The Participant may instruct the Company to deliver the shares of Common Stock due upon the exercise to a designated broker instead of to the Participant.

Restricted Stock.  The Committee may issue shares of restricted Common Stock to a Participant pursuant to the Plan.  Shares may be issued for consideration or for no consideration, as the Committee determines.  The number of shares of Common Stock granted to each Participant shall be determined by the Committee (subject to the maximum limitations).  Grants of restricted stock will be made subject to such performance requirements, vesting provisions, transfer restrictions or other restrictions and conditions as the Committee may determine in its sole discretion.

Stock Appreciation Rights.  The Committee may grant SARs alone or in tandem with any stock option pursuant to the Plan.  The base price of an SAR will be either (i) the exercise price of any related stock option or (ii) if no related stock option the fair market value of a share of Common Stock on the date of grant of the SAR.  The value of an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR  The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate; provided, however, that any SAR that is payable other than in Company Stock shall contain such terms and provisions as are necessary to comply with Section 409A of the Code.  To the extent a Participant exercises a tandem SAR, the related option shall terminate. Similarly, upon exercise of a stock option, the related SAR, if any, shall terminate.

Amendment and Termination of the Plan.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order for Incentive Stock Options granted or to be granted under the Plan to meet the requirements of Section 422 of the Code or if such approval is required in order to exempt compensation under the Plan from the deduction limit under Section 162(m) of the Code.  No additional Grants shall be made under the Plan after January 20, 2015 or such earlier date as may be determined by the Board.  The Plan may be extended by the Board with the approval of the shareholders.

Adjustment Provisions.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants may be appropriately adjusted by the Committee.

Change of Control of the Company.  Upon a Change of Control, unless the Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable and (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse.  Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options and rights by, the surviving corporation.

A change of control is defined as (a) any “person” becoming a “beneficial owner” of securities of the Company representing more than 50% of all votes required to elect a majority of the Board, provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder;  (b)  the consummation by the Company of (i) a merger or consolidation where the shareholders of the Company will not own more than 50% of all votes required to elect a majority of the board of directors of the surviving corporation or (ii) the consummation of an agreement providing for the sale or disposition by the Company of all or substantially all of the assets of the Company; (c) a liquidation or dissolution of the Company; or (d) any person completing a tender offer or exchange offer for shares representing more than 50% of all votes required to elect a majority of the Board.

Section 162(m).  Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year.  Total remuneration would include amounts received upon the exercise of stock options or SARs granted under the Plan and the value of shares received when the shares of restricted stock became transferable (or such other time when income is recognized). An exception exists, however, for “performance-based compensation,” which meets certain requirements.  The Plan allows for “performance-based compensation” to Section 162(m) participants.

New Plan Benefits.  As of March 18, 2005, the record date for this Annual Meeting, there were approximately 2,383 persons eligible to participate in the Plan. On March 17, 2005, the closing price of the Company’s common stock was $35.58.   The Board of Directors has granted options and restricted stock under the Plan as follows

New Plan Benefits

Entercom Equity Compensation Plan

Name and Position	Dollar Value		Number of Shares

David J. Field, President and Chief Executive Officer	$—		—

Joseph M. Field, Chairman of the Board	$—		—

Stephen F. Fisher, Executive Vice President and Chief Financial Officer	$1,561,215	(a)	43,500	(b)

John C. Donlevie, Executive Vice President, Secretary and General Counsel	$—		—

Executive Group	$1,561,215		43,500

Non-Executive Director Group	$—		—

Non-Executive Officer Employee Group	$—		—

(a)                                  Dollar value determined using a closing price on the New York Stock Exchange of $35.89 per share of Class A Common Stock on December 31, 2004, the date of grant.

(b)                                 On December 31, 2004 we entered into an employment agreement with Stephen F. Fisher to serve as our Chief Financial Officer and Executive Vice President.  Pursuant to this agreement, we granted Mr. Fisher 200,000 options to purchase shares of our Class A Common Stock and 43,500 restricted shares of our Class A Common Stock.  The grant of restricted stock was subject to the Board of Directors and the shareholders approving an amendment to the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board Of Directors unanimously recommends that you vote “FOR” the approval of the amendment and restatement of the  Entercom Equity Compensation Plan.

MANAGEMENT INFORMATION

BOARD OF DIRECTORS

Presently, there are seven members on our Board of Directors, including each of the nominees named herein.  Four of the seven directors are neither officers nor employees of our Company.  The Board of Directors met six times in 2004.  Our Board of Directors has adopted certain standing committees including:  (i) an Audit Committee; (ii) a Compensation Committee; (iii) a Nominating / Corporate Governance Committee; and (iv) an Executive Committee.

Director Independence.

In accordance with the commentary to Section 303A.02 of the listing standards of the New York Stock Exchange, the Board of Directors has adopted certain categorical standards to assist it in making determinations of independence (the “Independence Standards”).  A copy of the Independence Standards is attached as Appendix B and is posted on the Corporate Governance page of the Company’s website located at http://www.entercom.com.  The Board of Directors has determined that each of David J. Berkman, Daniel E. Gold, Edward H. West and Robert S. Wiesenthal meet the Independence Standards and each is therefore an “independent director” as defined by Section 303A.02 of the listing standards of the New York Stock Exchange.

The Company has not made any charitable contributions to any charitable organization in which a director serves as an executive officer where, within the preceding three years, contributions in any single year exceeded the greater of $1 million, or 2% of such charitable organization’s consolidated gross revenues.

Committees of the Board of Directors.

•                                          Audit Committee.  The Audit Committee consists of Edward H. West, Chairman, David J. Berkman and Daniel E. Gold.  The Audit Committee met seven times in 2004.  A copy of the Amended and Restated Audit Committee Charter was attached as an appendix to the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 9, 2004.  A copy of the Amended and Restated Audit Committee Charter is posted on the Corporate Governance page of the Company’s website located at http://www.entercom.com.   Each member of the Audit Committee is independent as defined in Section 303A.02 of the listing standards of the New York Stock Exchange.  No audit committee member simultaneously serves on the audit committees of more than three public companies.

Audit Committee Financial Expert.  The Board of Directors has determined that Edward H. West is an Audit Committee Financial Expert.  Mr. West is “independent” as such term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

•                                          Compensation Committee.  The Compensation Committee consists of David J. Berkman, Chairman, Edward H. West and Robert S. Wiesenthal.  The Compensation Committee met three times in 2004.  A copy of the Amended and Restated Compensation Committee Charter is posted on the Corporate Governance page of the Company’s website located at http://www.entercom.com.  Each member of the Compensation Committee is independent as defined in Section 303A.02 of the listing standards of the New York Stock Exchange.

The Compensation Committee conducts a general review of our compensation plans to ensure that they meet corporate objectives, including review and approval of all compensation paid to our executive officers.  The responsibilities of the Compensation Committee also include administering and interpreting our Employee Stock Purchase Plan and the Entercom 1998 Equity Compensation Plan, including selecting the officers, employees and other qualified recipients who will be granted awards under the Entercom 1998 Equity Compensation Plan.

Compensation Committee Interlocks And Insider Participation.  None of the members of the Compensation Committee was at any time an officer or employee of the Company.  No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of the Company’s Board of Directors or Compensation Committee.

•                                          Nominating / Corporate Governance Committee.  The Nominating / Corporate Governance Committee consists of  Daniel E. Gold, Chairman, David J. Berkman and Robert S. Wiesenthal.  The Nominating / Corporate Governance Committee met once in 2004.  A copy of the Amended and Restated Nominating / Corporate Governance Committee Charter is posted on the Corporate Governance page of the Company’s website located at http://www.entercom.com.

The Nominating / Corporate Governance Committee is responsible for the recommendation of criteria for selection of Board members and assisting the Board in identifying candidates for the Board of Directors.  The Nominating / Corporate Governance Committee will consider nominees recommended by shareholders.  Shareholders should submit any such recommendations to our Corporate Secretary.  In addition, shareholders may make their own director nominations in accordance with the procedures for Shareholder Director Nominations described in this Proxy Statement under the heading “Shareholder Proposals For 2006 Annual Meeting.”

The Nominating / Corporate Governance Committee has not established any specific, minimum qualifications that the Committee believes must be met by a Committee-recommended nominee for a position on the Company’s Board of Directors.  While the Nominating / Corporate Governance Committee has not established any specific qualities or skills that the Committee believes are necessary for one or more of the registrant’s directors to possess, the Committee may consider the following criteria in recommending candidates for election to the Board: (i) experience in corporate management, such as serving or having served as an officer of a publicly-held company;  (ii) experience in the media, communication and/or radio broadcasting industries; (iii) experience as a board member of another publicly-held company; (iv) academic expertise in the media, communication and / or radio broadcasting industries or in specific areas of the Company’s operations; and (v) financial experience necessary to assist the Company in meeting its corporate governance requirements.

The Nominating / Corporate Governance Committee identifies prospective candidates for recommendation to the Board of Directors via recommendations from other Directors, management and Company shareholders.  In addition, the Committee has in the past retained the services of a professional search firm to identify prospective candidates.  The Committee does not have a formal review policy for prospective Committee-recommended nominees.

Each of the nominees are incumbents and were each elected by the shareholders at the previous annual meeting of shareholders.

•                                          Executive Committee.  The Executive Committee consists of  Joseph M. Field, Chairman, David J. Field and David J. Berkman.  The Executive Committee did not meet in 2004.  The Executive Committee has the authority to approve, upon unanimous consent of such committee, acquisitions and expenditures for certain radio and radio related synergistic investments.

Director Meeting Attendance.

•                                          Committee and Board Meetings.  Each incumbent director attended at least 75% of the aggregate of the meetings of both the Board of Directors and the meetings of the committee(s) on which such director served during 2004.

•                                          Annual Shareholder’s Meetings.  The Company does not maintain a formal policy regarding director attendance at the Annual Meeting of shareholders.  At the 2004 annual meeting of shareholders, all of the directors elected at such meeting were present, except Robert S. Wiesenthal.

Non-Management Directors

•                                          Meetings.  The non-management directors of the Company meet at regularly scheduled executive sessions.  At these meetings one director presides.  The role of presiding director rotates among the chairpersons of the following committees of the Board of Directors, in the following order: (i) Nominating/Corporate Governance Committee, (ii) Compensation Committee, and (iii) Audit Committee; provided that, if any such chairperson is absent, then such absent director is skipped in the rotation and the next chairperson in the foregoing order serves as the presiding director at such meeting.

•                                          Communications With Non-Management Directors.  The Company has established a process for interested parties to make their concerns known to the non-management directors.  See below under “Communications With Directors.”

Communications With Directors

The Company has established a mechanism to facilitate the ability for interested parties to make their concerns known to the members of the Company’s Board of Directors, the non-management directors of the Company or any other group or specific individual director(s).  Specifically, any interested party desiring to so communicate can either:

(i)                                     Send an email to “d i r e c t o r s” followed by the extension “@ e n t e r c o m . c o m”.  This email address is listed on the Corporate Governance page of the Company’s website located at http://www.entercom.com.  All email sent to this address (other than email regarding matters that are not in the province of the Board of Directors) are distributed in print form to directors of the Company or such other sub-group thereof as may be specified by the sender.  Or

(ii)                                  Send a letter to Entercom Communications Corp., 401 City Avenue, Suite 809, Bala Cynwyd, Pennsylvania 19004, Attn: Director Communications.  All mail sent to this address (other than mail regarding matters that are not in the province of the Board of Directors) are distributed in print form to directors of the Company or such other sub-group thereof as may be specified by the sender.

EXECUTIVE OFFICERS

The table below sets forth certain information regarding those persons currently serving as our Executive Officers. Biographical information on David J. Field, President and Chief Executive Officer, Joseph M. Field, Chairman of the Board, and John C. Donlevie, Executive Vice President, Secretary and General Counsel, is included above in the section entitled “Board of Directors Nominees For Other Directors.”

NAME AND TITLE	AGE	PRIOR BUSINESS EXPERIENCE

David J. Field President and Chief Executive Officer	42	See “Board of Directors Nominees For Other Directors” above.

Joseph M. Field Chairman of the Board	73	See “Board of Directors Nominees For Other Directors” above.

John C. Donlevie Executive Vice President, Secretary and General Counsel	58	See “Board of Directors Nominees For Other Directors” above.

Stephen F. Fisher Executive Vice President and Chief Financial Officer	52

Stephen F. Fisher has served as our Chief Financial Officer since 1998 and our Executive Vice President since 2000. He also served as our Senior Vice President from 1998 to 2000. Prior to joining us, Mr. Fisher was a Managing Director with a private equity firm located in Bala Cynwyd, Pennsylvania. From 1978 to 1994, Mr. Fisher held numerous operational and financial management positions with Westinghouse Broadcasting Company (now part of Viacom Inc.), including the positions of Executive Vice President, General Manager of their Los Angeles news radio station and Controller of the Radio Group. He has an M.A. from Bob Jones University and an M.B.A. from the University of South Carolina.

COMPENSATION INFORMATION

DIRECTOR COMPENSATION

Our non-employee directors receive a fee of $2,000 for each Board meeting that they attend in person, $1,000 for each committee meeting that they attend in person and $500 for each telephonic meeting of the Board or a committee in which they participate.  The chairman of the Compensation Committee and Audit Committee each receive an additional payment of $5,000 for their services on such committees.  In addition, for directorial services rendered during 2004, each of our non-employee directors received 5,000 options to purchase our Class A Common Stock and $20,000 in restricted shares of our Class A Common Stock, under the Entercom 1998 Equity Compensation Plan.  In addition, in connection with his appointment to the Board of Directors in April 2004, Mr. Wiesenthal received 5,000 options to purchase our Class A Common Stock.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides summary information concerning compensation paid to or earned by our Chief Executive Officer and our other most highly compensated executive officers for services rendered during the years ended 2004, 2003 and 2002 (the “Named Executive Officers”):

		Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus (1)		Other	Value of Restricted Stock Awards (2)		Number of Securities Underlying Options Granted

David J. Field, President and	2004	$673,500	$550,000		(3)	$237,750	(4)	215,000
Chief Executive Officer	2003	656,688	500,000			224,750	(5)	150,000
	2002	550,000	500,000			—		133,333

Joseph M. Field, Chairman of	2004	518,076	—		(3)	—		—
the Board	2003	505,145	—			—		80,000
	2002	550,000	250,000			—		133,333

Stephen F. Fisher,	2004	376,302	425,000	(6)	(3)	1,751,415	(7)	250,000
Vice President and Chief	2003	353,601	300,000			179,800	(8)	80,000
ExecutiveFinancial Officer	2002	325,000	330,000			188,700	(9)	66,667

John C. Donlevie, Executive	2004	290,123	110,000		(3)	—		45,000
Vice President, Secretary and	2003	282,881	100,000			—		33,333
General Counsel	2002	272,500	100,000			—		33,333

(1)                                  Includes amounts accrued during the year and either paid in the subsequent year and/or recognized in the subsequent year under a deferred compensation plan.

(2)                                  Pursuant to the grant instrument, these shares are not eligible to receive dividends until such shares vest and cease to be Restricted Stock.  The value of Restricted Stock awards as disclosed in this column is calculated by multiplying the closing market price of Company stock on the grant date by the number of shares awarded.

(3)                                  Value of perquisites and other personal benefits paid for each of the three years presented does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

(4)                                  On February 10, 2004, the Company granted Mr. David Field 5,000 shares of Class A Common Stock as Restricted Stock, which vest on February 9, 2008.  The aggregate value of these shares, based on a December 31, 2004 closing price of $35.89 per share, was $179,450.

(5)                                  On February 25, 2003, the Company granted Mr. David Field 5,000 shares of Class A Common Stock as Restricted Stock, which vest on February 24, 2007.  The aggregate value of these shares, based on a December 31, 2004 closing price of $35.89 per share, was $179,450.

(6)                                  Includes a $100,000 signing bonus granted to Mr. Fisher on December 31, 2004 in connection with entering into a new employment agreement with the Company.

(7)                                  (a)                                  On February 10, 2004, the Company granted Mr. Fisher 4,000 shares of Class A Common Stock as Restricted Stock, which vest on February 9, 2008.  The aggregate value of these shares, based on a December 31, 2004 closing price of $35.89 per share, was $143,560.

                                                (b)                                 On December 31, 2004, in connection with entering into a new employment agreement, the Company granted Mr. Fisher 43,500 shares of Class A Common Stock as Restricted Stock.  These shares vested as follows: 5,000 shares on January 1, 2007, 25,000 shares on February 29, 2008; and the remaining 13,500 shares on a date to determined.  The aggregate value of these shares, based on a December 31, 2004 closing price of $35.89 per share, was $1,561,215.

(8)                                  On February 25, 2003, the Company granted Mr. Fisher 4,000 shares of Class A Common Stock as Restricted Stock, which vest on February 24, 2007.  The aggregate value of these shares, based on a December 31, 2004 closing price of $35.89 per share, was $143,560.

(9)                                  Under an employment agreement dated August 6, 2002, the Company granted Mr. Fisher 5,000 shares of Class A Common Stock as Restricted Stock. These shares vested as follows: 1,500 shares on January 1, 2003, 1,500 shares on January 1, 2004; and  2,000 shares on January 1, 2005.  The aggregate value of these shares, based on a December 31, 2004 closing price of $35.89 per share, was $179,450.

STOCK OPTION TABLES

Our Named Executive Officers are eligible to receive stock option grants under the Entercom 1998 Equity Compensation Plan.  The following table contains information concerning the stock option grants made to each of the Named Executive Officers, discussed above, during the year ended December 31, 2004:

Stock Option Grants for Year Ended December 31, 2004

Name	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Year	Exercise Price	Market Price on Grant Date	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation, for Options Terms(1)
						5%	10%
David J. Field	90,000	4.7%	$48.21	$48.21	02/10/2014	$2,728,711	$6,915,089
	125,000	6.6%	35.05	35.05	11/09/2014	2,755,345	6,982,584
		11.3%				5,484,056	13,897,673

Joseph M. Field	0	0	—	—	—	0	0

Stephen F. Fisher	50,000	2.6%	48.21	48.21	02/10/2014	1,515,950	3,841,716
	200,000	10.5%	35.05	35.05	11/09/2014	4,408,551	11,172,135
		13.1%				5,924,501	15,013,851

John C. Donlevie	20,000	1.1%	48.21	48.21	02/10/2014	606,380	1,536,686
	25,000	1.3%	35.05	35.05	11/09/2014	551,068	1,396,517
		2.4%				1,157,448	2,933,203

(1)                                  The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our Class A Common Stock appreciates over the option term, no value will be realized from the option grants. The potential realizable value is calculated by assuming that the fair market value of our Class A Common Stock on the date of grant of the options appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of the appreciated price.

The following table sets forth information concerning each option exercised by the Named Executive Officers during the year ended December 31, 2004 and option holdings at December 31, 2004 by the Named Executive Officers:

Stock Option Exercises and Year-End Value

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Year End		Value of Unexercised In-the-Money Options at Year End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
David J. Field	—	$—	437,500	419,166	$1,410,327	$105,000
Joseph M. Field	—	—	467,222	151,666	1,557,881	—
Stephen F. Fisher	—	—	274,834	355,833	661,410	168,000
John C. Donlevie	—	—	184,307	92,915	1,197,397	21,000

(1)                                  Value is determined by subtracting the exercise price from the fair market value of our Class A Common Stock multiplied by the number of shares underlying the options. Fair market value is based on the New York Stock Exchange closing price of our Class A Common Stock on December 31, 2004 of $35.89 per share.

EQUITY COMPENSATION

Equity Compensation Plan Information

As Of December 31, 2004

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Column (a)) (c)
Equity compensation plans approved by security holders:
Employee Stock Purchase Plan	—	—	1,744,608
Entercom 1998 Equity Compensation Plan (1)(2)	6,395,274	$41.52	—

Equity compensation plans not approved by security holders:
None (2)	—	—	—

Total	6,395,274		1,744,608

(1)                                  The number of shares available for issuance under the Entercom 1998 Equity Compensation Plan contains a formula that automatically increases the number of shares available for issuance by 10% of the increase in the number of shares of outstanding common stock.

(2)                                  The Board of Directors approved on February 22, 2005 an amendment and restatement of the Entercom Equity Compensation Plan, subject to shareholder approval within one year, which increased the number of shares authorized for grant to: (1) 8.5 million shares; and (2) an additional 1.5 million shares in each year beginning with 2006.

EMPLOYEE STOCK PURCHASE PLAN

A total of up to 1,850,000 shares of our Class A Common Stock were authorized to be issued under the Employee Stock Purchase Plan, subject to adjustment.  As of December 31, 2004, we had issued 105,392 shares of our Class A Common Stock under the Employee Stock Purchase Plan, leaving 1,744,608 shares authorized to be issued thereunder.  Under our Employee Stock Purchase Plan, we will withhold a specified percentage (not to exceed 10%) of the compensation paid to each participant, and the amount withheld (and any additional amount contributed by the participant which together with payroll withholdings does not exceed 10% of the participant’s compensation) will be used to purchase our Class A Common Stock on the last day of each purchase period.  The purchase price will be the value of the stock on the last day of the purchase period less a discount not to exceed 15% as determined by the Compensation Committee in advance of the purchase period.  The length of each purchase period shall be specified by the Compensation Committee. The maximum value of shares that a participant in the Employee Stock Purchase Plan may purchase during any calendar year is $25,000.

ENTERCOM 1998 EQUITY COMPENSATION PLAN
(Without giving effect to the February 22, 2005 Amendment and Restatement)

General. We adopted the Entercom 1998 Equity Compensation Plan (the “Plan”) as of June 24, 1998, in order to attract and retain our employees, employees of our subsidiaries (including employees who are officers or directors) and executive officers, and to provide incentives to our non-employee directors and certain advisors and consultants who perform services for us and our subsidiaries.  The Plan provides for grants to our employees and employees of our subsidiaries (including employees who are officers or directors), our non-employee directors and certain advisors and consultants who perform services for us and our subsidiaries, of: (i) incentive stock options; (ii) “nonqualified stock options” that do not qualify as incentive stock options; (iii) restricted stock; and (iv) stock appreciation rights.

Amendment and restatement of the Plan.  On February 22, 2005, the Board of Directors approved an amendment and restatement of the Plan.  See Proposal 3 above for a description of the proposed amendments.

Shares.  Subject to adjustment, we may presently issue shares of Class A Common Stock up to an amount equal to 10% of our outstanding Class A, Class B and Class C Common Stock plus 2,500,000 shares under the Plan.  Upon the approval of the amendment and restatement of the Plan (see Proposal 3 above) the foregoing formula will be replaced with a maximum of 8,500,000 shares, plus an additional 1,500,000 shares per year each year commencing January 1, 2006.  Only shares of Class A Common Stock may be issued under the Plan.  As of December 31, 2004, we had issued 109,884 shares of restricted stock and we have issued nonqualified stock options to purchase 8,173,870 shares of Class A Common Stock having a weighted-average exercise price of $39.98 per share.  We have not issued any incentive stock options or stock appreciation rights.  The number of shares for which incentive stock options may be issued under the Plan may not exceed 1,850,000 shares, subject to adjustment, and the number of shares of restricted stock that may be issued under the Plan may not exceed 925,000 shares, subject to adjustment.  Upon the approval of the amendment and restatement of the Plan (see Proposal 3 above) the maximum number of shares of restricted stock available under the Plan will increase to 2,000,000 shares.

Administration of the Plan.  The Plan is administered and interpreted by our Compensation Committee.  Subject to the ratification or approval by the Board of Directors, if the Board retains the right, the Committee has the sole authority to: (i) determine the individuals that shall be given awards; (ii) determine the terms of the awards; (iii) delegate to our Chief Executive Officer the authority to make grants to certain non-executive officer employees; and (iv) deal with any other matters arising under the Plan.

Options.  The exercise price of any incentive stock option will not be less than the fair market value of our Class A Common Stock on the date of the grant, or not less than 110% of the fair market value of the common stock in the case of an employee who owns more than 10% of our Class A, Class B and Class C Common Stock.  The exercise price of any nonqualified stock option may be greater than, equal to or less than the fair market value of our Class A Common Stock on the date of the grant.  The exercise period of an option may not exceed ten years from the date of the grant, and the exercise period of an incentive stock option granted to an employee who owns more than 10% of the Class A, Class B and Class C Common Stock may not exceed five years from the date of the grant.  The participant may pay the exercise price in cash or, with approval of the Committee, by delivering shares of Common Stock owned by the participant and having a fair market value on the date of exercise equal to the exercise price or by any other method that the committee approves.

EMPLOYMENT AGREEMENTS

David J. Field Employment Agreement.  We have entered into an employment agreement with David J. Field, pursuant to which Mr. Field serves as our President and Chief Executive Officer.  The initial term of this employment agreement expires on July 1, 2006, and the agreement automatically renews for successive one year extensions unless either party provides the other party with at least 120 days prior written notice.  The employment agreement provides for a minimum base compensation of $650,000 and an annual bonus to be determined by our Compensation Committee; provided that Mr. Field’s potential annual bonus for any year is 110% of his base compensation for that year.  Mr. Field’s salary for the year 2004 was $673,500.  Beginning July 1, 2003, base compensation under the employment agreement is automatically increased each July to reflect percentage increases in the Consumer Price Index.  The employment agreement entitles Mr. Field to receive grants of options to purchase shares of our Class A Common Stock as determined by our Board of Directors and/or our Compensation Committee in their discretion.  In 2004, Mr. Field was allocated 215,000 stock options.  Under this employment agreement, Mr. Field will also receive certain other insurance benefits as provided from time to time to our senior executive officers.

If Mr. Field’s employment is terminated either by us without “cause” or by him for “good reason,” then Mr. Field will be entitled to a single severance payment equal to the greater of: (i) his base compensation and annual bonus for the remainder of the employment agreement’s term, based on his highest bonus during the preceding three years; or (ii) two times his base compensation and two times his highest annual bonus for the prior three year period.  If Mr. Field’s “good reason” for termination is, however, as a result of our failure to renew or renegotiate his employment agreement on comparable terms prior to its expiration, Mr. Field’s single severance payment shall be equal to 15 months base compensation and 15 months of the highest annual bonus paid to him during the agreement’s term.  In the event of a “change in control,” however, if Mr. Field’s employment is terminated either by us without “cause” or by him for “good reason,” then Mr. Field will be entitled to a single severance payment equal to three times his base compensation and three times his highest annual bonus for the prior three year period.  In addition, upon his termination without “cause” or for “good reason” at any time, all of Mr. Field’s then outstanding stock options shall vest and become exercisable, and shall remain exercisable for an additional 24 months.  Finally, if any of Mr. Field’s severance payments or benefits are deemed to be parachute payments under Section 162(m) of the Internal Revenue Code, we have agreed to make an additional payment to Mr. Field in an amount equal to two-thirds of the amount required to fully compensate him for the additional tax obligations arising under Section 162(m) of the Internal Revenue Code.

Joseph M. Field Employment Agreement.  We have entered into an employment agreement with Joseph M. Field pursuant to which Mr. Field serves as our Chairman.  This employment agreement expires on July 1, 2006.    The employment agreement provides for a minimum base compensation of $500,000 and an annual bonus to be determined by our Compensation Committee; provided that Mr. Field’s potential annual bonus for any year is 60% of his base compensation for that year.  Mr. Field’s salary for the year 2004 was $518,076.  Beginning July 1, 2003, base compensation under the employment agreement is automatically increased each July to reflect percentage increases in the Consumer Price Index.  The employment agreement entitles Mr. Field to receive grants of options to purchase shares of our Class A Common Stock, as determined by our Board of Directors and/or our Compensation Committee in their discretion.  Under this employment agreement, Mr. Field will also receive certain other insurance benefits as provided from time to time to our senior executive officers.

If Mr. Field’s employment is terminated either by us without “cause” or by him for “good reason,” then Mr. Field will be entitled to a single severance payment equal to his base compensation and his annual bonus payable over the remainder of the agreement’s term, with the bonus payment to be based on his average annual bonus for the prior three year period.  In the event of a “change in control,” however, if Mr. Field’s employment is terminated either by us without “cause” or by him for “good reason,” then Mr. Field will be entitled to a single severance payment equal to three times his base compensation and three times his annual bonus, based on his average annual bonus for the prior three year period.  In addition, upon his termination without “cause” or for “good reason” at any time, all of Mr. Field’s then outstanding stock options shall vest and become exercisable, and shall remain exercisable for an additional 24 months.  If any of Mr. Field’s severance payments or benefits are deemed to be parachute payments under Section 162(m) of the Internal Revenue Code, we have agreed to make an additional payment to Mr. Field in an amount equal to two-thirds of the amount required to fully compensate him for the additional tax obligations arising under Section 162(m) of the Internal Revenue Code.  Mr. Field and his spouse are also entitled to medical insurance coverage for the duration of their respective lives.

Stephen F. Fisher Employment Agreement.  On December 31, 2004 we entered into an employment agreement with Stephen F. Fisher to serve as our Chief Financial Officer and Executive Vice President.  This employment agreement expires on February 29, 2008.  Mr. Fisher’s salary for the year 2004 was $376,302.  Mr. Fisher’s new employment agreement entitles him to receive an aggregate of 200,000 options to purchase shares of our Class A Common Stock and 43,500 restricted shares of our Class A Common Stock.  These options and shares of Restricted Stock are presently intended to comprise all options and Restricted Stock grants to Mr. Fisher during the term of his employment agreement.  In addition, Mr. Fisher is eligible to receive an annual bonus to be determined by our Compensation Committee.  Under this employment agreement, Mr. Fisher eligible to participate in Company benefit plans generally available to our officers.  This employment agreement provides that we may terminate Mr. Fisher’s employment for cause or at our convenience.  In the event of termination by us for cause, our obligations shall cease.  In the event of a termination by us without cause, we are obligated to continue to pay Mr. Fisher’s salary, auto allowance and certain bonuses for the period through February 29, 2008 or one year from the date of such termination, whichever is longer.  Under certain circumstances, Mr. Fisher has the right to terminate the agreement upon one hundred twenty (120) days notice.  In the event of a “change in control,” if (A) the surviving entity has securities which are publicly traded and Mr. Fisher’s employment is terminated without “cause” or due to a Constructive Termination, or (B) the surviving entity does not have securities which are publicly traded; then (i) all of Mr. Fisher’s outstanding options and shares of restricted stock will vest; and (ii) the Company is required to guarantee that the aggregate value of Mr. Fisher’s compensation (i.e., options, restricted stock and salary to be paid under his employment agreement) is at least $5,000,000.

John C. Donlevie Employment Agreement.  We have entered into an employment agreement with John C. Donlevie pursuant to which Mr. Donlevie serves as our Executive Vice President, Secretary and General Counsel.  Pursuant to this employment agreement, Mr. Donlevie’s salary for the year 2004 was $290,123.  The Board of Directors may approve additional salary, bonuses, options, fees, or other compensation.  The employment agreement provides that Mr. Donlevie’s employment may be terminated at will by either party: (i) immediately, if good cause for termination exists; or (ii) upon thirty days notice in the absence of good cause.

PERFORMANCE GRAPH

The following Comparative Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The following line graph compares the yearly percentage change in the cumulative total shareholder return on our Class A Common Stock against the cumulative total return of: (i) the S&P 500 Index; and (ii) the S&P Broadcasting & Cable TV Index.

COMPARISON OF 60 MONTH CUMULATIVE TOTAL RETURN

	Cumulative Total Return
	12/99	12/00	12/01	12/02	12/03	12/04
ENTERCOM COMMUNICATIONS CORP.	$100.00	$51.98	$75.47	$70.82	$79.94	$54.17
S & P 500	100.00	90.89	80.09	62.39	80.29	89.02
S & P BROADCASTING & CABLE TV	100.00	72.21	69.05	45.55	62.67	57.10

BOARD OF DIRECTOR COMMITTEE REPORTS

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee (the “Committee”) of the Board of Directors of Entercom Communications Corp. (the “Company”) is currently comprised of David J. Berkman, Chairman, Robert S. Wiesenthal and Edward H. West, each an independent director.  The Committee is responsible for establishing the Company’s compensation programs for its directors, officers, employees and consultants, and administering the Company’s stock option incentive plans.  For executive officers, the Committee evaluates performance and determines compensation policies and levels.

Compensation Philosophy and Policy

The compensation philosophy of the Committee is to motivate the Company’s executive officers and management employees to attain financial, operational and strategic objectives through a competitive compensation program while also aligning the financial goals of such executives and management with those of the Company’s shareholders.  In administering the program, the Committee assesses the performance of the Company’s business and employees relative to those objectives.  The Committee also considers the performance of the Company’s business as compared to the performance of its competitors.  To ensure that pay is competitive, the Committee regularly compares its pay practices with those of the Company’s competitors and sets pay parameters based on this review.

To assist the Committee in establishing compensation levels, the Committee has utilized and relied upon the analysis and recommendations of independent compensation consultants.  Such consultants have assisted the Committee in formulating its compensation strategies for agreements with the Company’s Chief Executive Officer, Chairman and Chief Financial Officer.  Similarly, the Committee has utilized such consultants in formulating its recommendations to the Board regarding outside director compensation.

The Committee’s compensation program generally provides incentives to achieve both annual and longer term objectives.  The principal elements of the compensation plan include base salary, cash bonus awards and stock awards in the form of grants of stock options, restricted common stock and other stock-related benefits (including participation in the Employee Stock Purchase Plan).  These elements generally are blended in order to implement the Committee’s compensation philosophy.

Base Salary

During 2004, the Company had employment agreements with each of David J. Field, Joseph M. Field, Stephen F. Fisher and John C. Donlevie.  Effective December 31, 2004, the Company entered into a new employment agreement with Stephen F. Fisher.  This agreement extends through February 2008 and replaces Mr. Fisher’s previous employment agreement which was to expire in February 2005.  The Committee utilized and relied upon the analysis and recommendations of an independent compensation consultant in formulating the compensation in Mr. Fisher’s  employment agreement..

In setting base salaries for officers and employees, the Committee generally considered the experience of the individual, the scope and complexity of the position, the Company’s size and growth rate and the compensation paid by the Company’s competitors.  Due to the increasingly competitive nature of the radio industry, compensation amounts paid by the Company’s competitors are expected to continue to grow in importance as the Committee assesses its future compensation structure to ensure the Company’s ability to continue to attract and retain highly qualified executives.

Annual Incentives

All of the Company’s executive officers (to the extent they are not already entitled to receive a bonus under their respective employment agreements), are eligible to receive bonuses which are determined after a review of the Company’s performance as well as the individual performance of each such executive officer.  For 2004, David J. Field, Stephen F. Fisher and John C. Donlevie received discretionary bonuses determined by the Committee as described in the Summary Compensation Table.

Stock Awards

To promote the Company’s long-term objectives, stock awards are made to employees of the Company and employees of subsidiaries of the Company (including employees who are officers or directors), non-employee directors of the Company and certain advisors and consultants who are in a position to make a significant contribution to the Company’s long-term success.  The stock awards are made pursuant to the Entercom 1998 Equity Compensation Plan, in the form of nonqualified stock options and restricted stock awards.  The Committee has the authority to determine the individuals that shall be given awards and the terms of such awards.

Chief Executive Officer Compensation

The Company is party to an employment agreement with David J. Field, the Company’s Chief Executive Officer, dated July 2002.  In order to establish such compensation under this agreement, the Committee had retained and relied upon an independent compensation consultant.  This consultant had evaluated the Company’s peer group and prepared an analysis of executive compensation and executive employment agreements within such peer group.  The consultant considered the exceptional performance of the Company compared with its peers and the transition of the position of Chief Executive Officer from Joseph M. Field to David J. Field during 2002 and beyond.  In accordance with the terms of this employment agreement, Mr. Field’s salary for the year 2004 was initially $663,376 and was contractually increased, effective July 1, 2004, to $683,621, resulting in an annualized salary of $673,499 for the year.

The incentive compensation of Mr. Field during 2004 was determined based upon the same factors used in setting other executive officer incentive compensation.  In determining Mr. Field’s bonus for 2004, the Committee evaluated specific and objective performance criteria  including: (i) financial and operational performance (including revenue and earnings before interest, taxes and depreciation) as measured against plans and against peer companies; (ii) market by market revenue share and performance; (iii) market by market ratings share performance and ratings data; and (iv) management team retention, development and performance. The Committee also reviewed, considered and relied upon the independent compensation consultant reports which had been prepared in connection with the employment agreements of Mr. Field and Mr. Fisher.  These reports discussed the competitive benchmarking for the compensation for peer companies.  Finally, the Committee considered the material contributions of Mr. Field to radio broadcast industry initiatives during 2004.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), imposes limitations upon the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to each of the Company’s other four most highly compensated executive officers.  Under these limitations, the Company may deduct such compensation only to the extent that during any year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by the Company’s shareholders).  Based on the Company’s current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, the Committee believes that, for the near future, there is not a material risk that the Company will lose any significant tax deduction for executive compensation.  The Company’s compensation plans and policies may be modified if the Committee determines that such an action is in the best interests of the Company’s shareholders.

Conclusion

Through the plans described above, a significant portion of the Company’s compensation programs (including the compensation of David J. Field) are contingent on the Company’s performance, and realization of benefits is closely linked to increases in long-term stockholder value.  The Committee remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives may result in highly variable compensation for a particular time period.

COMPENSATION COMMITTEE

David J. Berkman, Chairman
Robert S. Wiesenthal
Edward H. West

March 17, 2005

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

To the Board of Directors:

The Audit Committee has reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2004.

The Audit Committee has discussed with the independent accountants, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with PricewaterhouseCoopers LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities Exchange Commission.

The Audit Committee is currently comprised of Edward H. West, Chairman, David J. Berkman and Daniel E. Gold, each an independent director.

AUDIT COMMITTEE

Edward H. West, Chairman
David J. Berkman
Daniel E. Gold

February 22, 2005

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 1, 2005, regarding the beneficial ownership of our common stock by: (i) each person known by us to beneficially own more than 5% percent of any class of our common stock; (ii) each of our directors and Named Executive Officers; and (iii) all of our directors and executive officers as a group.   Each shareholder possesses sole voting and investment power with respect to the shares listed, unless otherwise noted.  Shares of common stock subject to options currently exercisable or which are exercisable within 60 days are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options but are not deemed outstanding for calculating the percentage of any other person.

	Common Stock
	Class A (1)		Class B (2)		Percentages
Name of Beneficial Owner	Number of Shares Beneficially Owned (3)	Percent of Class	Number of Shares Beneficially Owned (3)	Percent of Class	Total Economic Interest	Total Voting Power
Joseph M. Field (4)	1,344,869	3.40%	7,222,555	87.36%	17.68%	60.43%
David J. Field (5)	2,137,475	5.39%	749,250	9.06%	6.03%	8.25%
John C. Donlevie (6)	221,329	*	—	—	*	*
Stephen F. Fisher (7)	400,280	1.02%	—	—	*	*
David J. Berkman (8)	26,338	*	—	—	*	*
Daniel E. Gold (9)	3,393	*	—	—	*	*
Edward H. West (10)	4,643	*	—	—	*	*
Robert S. Wiesenthal (11)	1,731	—	—	—	—	—
T. Rowe Price Associates, Inc. (12)	6,101,800	15.62%	—	—	12.89%	5.26%
All directors and executive officers as a group (eight persons)	3,933,964	9.66%	7,971,805	96.37%	24.09%	68.41%

*                                         Less than one percent.

(1)                                  For the purpose of calculating the percentage of Class A Common Stock held by each shareholder, the total number of shares of Class A Common Stock outstanding does not include the shares of Class A Common Stock issuable upon conversion of the outstanding shares of Class B Common Stock. The number of shares of Class A Common Stock also includes all issued shares of restricted stock and shares that may be acquired within 60 days through the exercise of options.

(2)                                  The Class A Common Stock and the Class B Common Stock vote together as a single class on all matters submitted to a vote of shareholders. Each share of Class A Common Stock is entitled to one vote.  Each share of Class B Common Stock is entitled to ten votes, except: (a) any share not voted by either Joseph M. Field or David J. Field is entitled to one vote; (b) the holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors; (c) each share of Class B Common Stock is entitled to one vote with respect to any “going private” transactions under the Exchange Act; and (d) as required by law.  The shares of Class B Common Stock are convertible in whole or in part, at the option of the holder, subject to certain conditions, into the same number of shares of Class A Common Stock.

(3)                                  Shares beneficially owned and percentage ownership are based on 39,064,910 shares of Class A Common Stock and 8,271,805 shares of Class B Common Stock outstanding as of March 1, 2005. The number of shares of Class A Common Stock also includes all issued shares of restricted stock and shares that may be acquired within 60 days through the exercise of options.

(4)                                  Includes with respect to Class A Common Stock: (a) 545,555 shares of Class A Common Stock which may be acquired through the exercise of options; (b) 33,578 shares of Class A Common Stock held of record by Joseph M. Field as trustee of a trust for the benefit of his sister-in-law; and (c) 327,174 shares of Class A Common Stock beneficially owned by Joseph M. Field as a director and officer of the Joseph and Marie Field Foundation.  Mr. Field disclaims beneficial ownership of all shares of Class A and Class B common stock owned by his spouse, Marie H. Field.  These shares (which are included in the amounts listed above) include: (i) 330,000 shares of Class B Common Stock; (ii) 132,368 shares of Class A Common Stock held of record by Marie H. Field as co-trustee of a trust for the benefit of David J. Field; (iii) 206,094 shares of Class A Common Stock held of record by Marie H. Field as co-trustee of a trust for the benefit of her daughter; and (iv) 100,000 shares of Class A common stock beneficially owned by Marie H. Field as the sole member of a limited liability company.  The address of this shareholder is 401 City Avenue, Suite 809, Bala Cynwyd, Pennsylvania 19004.

(5)                                  Includes with respect to Class A Common Stock: (a) 555,833 shares of Class A Common Stock which may be acquired through the exercise of options; (b) 206,094 shares of Class A Common Stock held of record by David J. Field as co-trustee of a trust for the benefit of his sister, (c) 438,876 shares of Class A Common Stock held of record by David J. Field as co-trustee of a trust for the benefit of David J. Field and his children; and (d) 921,572 shares of Class A Common Stock held of record by David J. Field as co-trustee of two trusts for the benefit of the descendants of David J. Field and his sister.  The address of this shareholder is 401 City Avenue, Suite 809, Bala Cynwyd, Pennsylvania 19004.

(6)                                  Includes 221,223 shares of Class A Common Stock issuable upon exercise of options.

(7)                                  Includes 336,501 shares of Class A Common Stock issuable upon exercise of options.

(8)                                  Includes 21,945 shares of Class A Common Stock issuable upon exercise of options.

(9)                                  Includes 2,500 shares of Class A Common Stock issuable upon exercise of options.

(10)                            Includes 3,750 shares of Class A Common Stock issuable upon exercise of options.

(11)                            Includes 1,250 shares of Class A Common Stock issuable upon exercise of options.

(12)                            These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment advisor with the power to direct investments and/or sole power to vote the securities.  For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.  The address of this shareholder is 100 E. Pratt Street, Baltimore, MD 21202.

OTHER INFORMATION

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Shareholder Director Nominations.  Our Bylaws require that for director nominations to be properly brought before an annual meeting by a shareholder, the shareholder must have given notice no later than sixty (60) days prior to the anniversary date of the immediately preceding annual meeting of shareholders.  Accordingly, the deadline for notification of shareholder director nominations for the 2006 annual meeting is March 7, 2006.  Any such shareholder notification must comply with the requirements set forth in our Bylaws and must be submitted in writing to the Corporate Secretary, Entercom Communications Corp., 401 City Avenue, Suite 809, Bala Cynwyd, Pennsylvania 19004.

Other Shareholder Proposals.  Our Bylaws require that for a proposal (other than a director nomination) to be properly brought before an annual meeting by a shareholder, the shareholder must have given notice no later than the earlier of: (i) sixty (60) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; or (ii) one hundred twenty (120) days prior to the anniversary date of the mailing of the Company’s proxy statement for the immediately preceding annual meeting of shareholders.  Accordingly, the deadline for notification of shareholder proposals for the 2006 annual meeting is December 1, 2005.  Any such shareholder notification must comply with the requirements set forth in our Bylaws and must be submitted in writing to the Corporate Secretary, Entercom Communications Corp., 401 City Avenue, Suite 809, Bala Cynwyd, Pennsylvania 19004.

Inclusion in Proxy Statement.  In order for a shareholder proposal to be considered for inclusion in our proxy statement, such shareholder proposals must satisfy the requirements of Rule 14a-8 of the Exchange Act as well as those set forth in our Bylaws.  In accordance with Rule 14a-8, any such shareholder proposal must be received at our executive office (Entercom Communications Corp., 401 City Avenue, Suite 809, Bala Cynwyd, Pennsylvania, 19004) not less than 120 calendar days before the date of our proxy statement released to shareholders in connection with the previous year’s annual meeting.  Accordingly, the deadline for notification of shareholder proposals for inclusion in our proxy statement for the 2005 annual meeting is December 1, 2005.

OTHER PROPOSALS

We do not know of any other matters to be presented at the annual meeting other than those discussed in this proxy statement.  If however, other matters are properly brought before the annual meeting, your proxies will be able to vote those matters at their discretion.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”), to file reports of beneficial ownership (Forms 3, 4 and 5) of our equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on our review of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe the Reporting Persons of Entercom were in compliance with these requirements for 2004, except for one Form 4 with respect to one transaction (an open market purchase of 1,000 shares on March 25, 2004) by a director, David J. Berkman, which was filed late on April 14, 2004.

INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP (“PwC”) has served as our independent accountants since June 2002.  Our Audit Committee has appointed PwC to serve as our independent accountants for the 2005 year.  It is anticipated that a representative of PwC will attend the annual meeting.  Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of shareholders.

Principal Accounting Firm Fees And Expenses.  The following table sets forth the aggregate fees and expenses billed to us by PwC, our principal accounting firm, for the fiscal years ended December 31, 2003 and December 31, 2004:

December 31, 2004
Audit Fees	$831,700	(a)
Audit-Related Fees	31,300	(b)
Tax Fees	—
All Other Fees	1,500
TOTAL	$864,500

December 31, 2003
Audit Fees	$323,150	(c)
Audit-Related Fees	77,070	(b)
Tax Fees	—
All Other Fees	1,400
TOTAL	$401,620

(a)          The professional services rendered for 2004 included: (i) the audit of our annual financial statements and the attestation of management’s report on the effectiveness of internal controls over financial reporting under the Sarbanes-Oxley Act of 2002; and (ii) reviews of the financial statements included in our Quarterly Reports on Form 10-Q.  Amount includes the reimbursement of expenses incurred by accounting firm in connection with their performance of such professional services.

(b)         These professional services primarily included certain services rendered by PwC in connection with our compliance with new rules and regulations promulgated by the Securities and Exchange Commission and New York Stock Exchange.

(c)  The professional services rendered for 2003 included: (i) the audit of our annual financial statements; and (ii) reviews of the financial statements included in our Quarterly Reports on Form 10-Q.  Amount includes the reimbursement of expenses incurred by accounting firm in connection with their performance of such professional services.

Utilization of De Minimus Approval Exemption.  Zero percent of the Principal Accounting Firm Fees listed above were approved under the approval provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-K.

Pre-Approval Policies.  The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors in that under the amended and restated Audit Committee Charter, all auditor engagements must be approved in advance by the Audit Committee.

CORPORATE GOVERNANCE

We have an ongoing commitment to good governance and business practices.  In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes and procedures in light of such developments.  We comply with the rules and regulations promulgated by the Securities and Exchange Commission and the New York Stock Exchange, and implement other corporate governance practices that we believe are in the best interest of the Company and its shareholders.

•                                          Code of Business Conduct and Ethics.  We have adopted a Code of Business Conduct and Ethics that applies to each of our employees including our principal executive officer and senior members of our finance department.  Our Code of Business Conduct and Ethics is posted on our Corporate Governance page of our website located at http://www.entercom.com.   We will provide a paper copy of the Code of Business Conduct and Ethics upon any request by a shareholder.

•                                          Board Committee Charters.  Each of our Audit Committee, Compensation Committee and Nominating / Corporate Governance Committee has a committee charter as required by the rules of the New York Stock Exchange.  These committee charters are posted on our Corporate Governance page of our website located at http://www.entercom.com.  We will provide a paper copy of any one or more of such charters upon any request by a shareholder.

•                                          Corporate Governance Guidelines.  Our Board of Directors has established certain Corporate Governance Guidelines as required by the rules of the New York Stock Exchange.  These guidelines are posted on our Corporate Governance page of our website located at http://www.entercom.com.  We will provide a paper copy of our Corporate Governance Guidelines upon any request by a shareholder.

•                                          Policies and Procedures for Complaints Regarding Accounting, Internal Accounting Controls, Fraud or Auditing Matters.  We have established certain policies and procedures through which employees may report concerns regarding accounting, internal accounting controls, fraud or auditing matters.   A copy of our policy is posted on our Corporate Governance page of our website located at http://www.entercom.com.

ANNUAL REPORT

We are mailing a copy of our 2004 Annual Report together with this proxy statement to shareholders of record on the annual meeting record date.  Any shareholder who desires an additional copy may obtain it, without charge, by addressing a request to the Corporate Secretary, Entercom Communications Corp., 401 City Avenue, Suite 809, Bala Cynwyd, Pennsylvania 19004.

By Order of the Board of Directors,

/s/ John C. Donlevie
John C. Donlevie
Secretary

Bala Cynwyd, Pennsylvania
March 31, 2005

APPENDIX A

Directions To

Annual Meeting Of Shareholders

Of Entercom Communications Corp.

The 2005 Annual Meeting of Shareholders of Entercom Communications Corp. will be held on Friday, May 6, 2005 at the Radnor Valley Country Club, 555 Sproul Road, Villanova, Pennsylvania 19085.  The meeting will begin at 10:00 a.m., with a continental breakfast being provided to shareholders attending the meeting.  Doors to the meeting will open at 9:30 a.m.

Address:

Radnor Valley Country Club

555 Sproul Road

Villanova, Pennsylvania 19085

(610) 688-9450

Directions:

From Downtown Philadelphia: Follow I-76 West to I-476 South (Blue Route).  Proceed on I-476 South to Exit 13 (St. Davids/Villanova).  Turn right onto Route 30 East (Lancaster Ave.).  At third traffic light turn right onto Sproul Road (Route 320).  Radnor Valley Country Club is located 1.5 miles on the left.

From Philadelphia International Airport:  Follow I-95 South to I-476 North (Blue Route).  Proceed on I-476 North to Exit 13 (St. Davids/Villanova).  Turn right onto Route 30 East (Lancaster Ave.).  At second traffic light turn right onto Sproul Road (Route 320).  Radnor Valley Country Club is located 1.5 miles on the left.

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APPENDIX B

Entercom Communications Corp.

Categorical Standards For Director Independence

General Information

A director of Entercom Communications Corp. (the “Company”) who meets all of the following categorical standards will be considered independent.

Definitions

“Affiliate” of a specified person (which includes a corporate entity or partnership) is a person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the specified person.

“Immediate Family Member” includes a director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such director’s home; provided that when applying the three-year look back provisions of the categorical standards listed below, the Company need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

Categorical Standards

To be considered independent under the rules of the New York Stock Exchange (the “NYSE”), the Board must determine that a director has no direct or indirect material relationship with the Company.  The Board has the following established categorical standards to assist it in making this determination.

A director is independent if:

•                                          The director is not, and has not been within the last three years, an employee of the Company, and no immediate family member of the director is, or has been within the last three years, an executive officer, of the Company.

•                                          The director has not received, and no immediate family member of the director has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•                                          (A) The director is not, and no immediate family member of the director is, a current partner of a firm that is the Company’s internal or external auditor; (B) the director is not a current employee of such a firm; (C) the director has no immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director has not, and no immediate family member of the director has, been, within the last three years, a partner or employee of such a firm and personally worked on the Company’s audit within that time.

•                                          The director is not and no immediate family member of the director is, and has not been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

•                                          The director is not a current employee, and no immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the

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Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

The following relationships will not, by themselves, be considered material:

•                                          Commercial Relationships.  The following commercial relationships are not considered material relationships that would impair a director’s independence: (i) if a director of the Company is an executive officer or an employee of, or an immediate family member of a director is an executive officer of, another company that does business with the Company and the annual sales to, or purchases from, the Company are less than 1% of the annual revenues of such other company, and (ii) if a director of the Company is an executive officer of another company which is indebted to the Company or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than 5% of the total consolidated assets of the company he or she serves as an executive officer.

•                                          Charitable Relationships.  The following charitable relationship will not be considered a material relationship that would impair a director’s independence: if a director, or an immediate family member of the director, serves as an executive officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to that charitable organization in any single fiscal year are less than 5% (or $1,000,000 whichever is less) of that charitable organization’s annual consolidated gross revenues.

•                                          Personal Relationships.  The following personal relationship will not be considered to be a material relationship that would impair a director’s independence: if a director, or immediate family member of the director, receives from, or provides to, the Company products or services in the ordinary course and on substantially the same terms as those prevailing at the time for comparable products or services provided to unaffiliated third parties.

•                                          Equity Relationships.  Direct or indirect ownership of even a significant amount of Company stock by a director who is otherwise independent as a result of the application of the Company’s Categorical Standards For Director Independence will not, by itself, bar an independence finding as to such director.

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APPENDIX C

ENTERCOM EQUITY COMPENSATION PLAN

(As Amended through February 22, 2005)

The purpose of the Entercom Equity Compensation Plan (the “Plan”) is to provide (i) designated employees of Entercom Communications Corp. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights or restricted stock.  The Company believes that the Plan will enhance the incentive for participants to contribute materially to the growth of the Company, thereby benefiting the Company and the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.

1.                                       Administration.

(a)                                  Committee.  The Plan shall be administered and interpreted by a committee appointed by the Board (the “Committee”). The Committee shall consist of two or more persons who may be “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  However, the Board may retain the right to ratify, approve or amend any grants as it deems appropriate.  If the Board requires ratification or approval of a grant and the grant is not ratified or approved by the Board, such grant shall not be effective.  Before an initial public offering of the Company’s stock as described in Section 20(b) (a “Public Offering”), the Plan may be administered by the Board.  If the Board administers the Plan during a period prior to a Public Offering, references in the Plan to the “Committee” shall be deemed to refer to the Board during but only for such period.

(b)                                 Committee Authority.  Subject to ratification or approval by the Board if the Board retains such right pursuant to subsection (a) above, the Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when grants will be made and the commencement and duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

(c)                                  Committee Determinations.  Subject to ratification, approval or amendment by the Board if the Board retains such right pursuant to subsection (a) above, the Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  Subject to ratification, approval or amendment by the Board if the Board retains such right pursuant to subsection (a) above, the Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.  All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(d)                                 Delegation of Authority.  Notwithstanding the foregoing, the Committee may delegate to the Chief Executive Officer of the Company the authority to make grants under the Plan to employees and Key Advisors (as defined herein) of the Company and its subsidiaries who are not subject to the restrictions of Section 16(b) of the Exchange Act and who are not expected to be subject to the limitations of Section 162(m) of the Code.  The grant of authority under this subsection 1(d) shall be subject to such conditions and limitations as may be determined by the Committee, subject to ratification and approval by the Board if the Board retains such right pursuant to subsection (a) above.  If the Chief Executive Officer makes grants pursuant to the delegated authority under this subsection (d), references in the Plan to the “Committee,” as they relate to making such grants (but not to the subsequent administration of such grants), shall be deemed to refer to the Chief Executive Officer.

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2.                                       Shares Subject to the Plan and Types of Grants

Before a Public Offering, awards may be made under the Plan with respect to shares of non-voting common stock of the Company, and after a Public Offering, awards may be made with respect to shares of Class A common stock of the Company.  The term “Company Stock” means, before a Public Offering, non-voting common stock of the Company and, after a Public Offering, Class A common stock of the Company.  Awards under the Plan may consist of grants of (a) incentive stock options as described in Section 5 (“Incentive Stock Options”), (b) nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), (c) restricted stock as described in Section 6 (“Restricted Stock”) and (d) stock appreciation rights as described in Section 7 (“SARs”) (all such awards being hereinafter collectively referred to as “Grants”).  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument made in conformance with the Plan (the “Grant Instrument”).  The Committee shall approve the form and provisions of each Grant Instrument.  Grants under a particular Section of the Plan need not be uniform as among the Grantees (as defined below) or among any class or grouping of Grantees.

3.                                       Limitations on the Number of Shares Subject to the Plan

(a)                                  Limitations.  The aggregate number of shares of Company Stock that may be issued or transferred pursuant to Grants under the Plan shall be 8,500,000 (1) subject to adjustment as described in subsection (b) below.  In addition to the foregoing, subject to adjustment as described in subsection (b) below, commencing on January 1, 2006 and each anniversary thereafter during the term of the Plan, the number of shares of Company Stock that may be issued or transferred pursuant to Grants under the Plan shall be increased by (i) 1,500,000 shares of Company Stock or (ii) a lesser amount determined by the Board.  As a further limitation, subject to adjustment as described in subsection (b) below, the aggregate number of shares of Company Stock that may be subject to Grants of Incentive Stock Options shall not exceed 1,850,000 shares, and the aggregate number of shares of Company Stock that may be subject to Restricted Stock Grants shall not exceed 2,000,000.  Subject to adjustment as described in subsection (b) below, the aggregate number of shares of Company Stock that may be subject to Grants made under the Plan to any individual during any calendar year shall not exceed 925,000 shares.  The shares may be authorized but unissued shares of Company Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market for purposes of the Plan.  If and to the extent Options or SARs granted under the Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

(b)                                 Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  Any adjustments determined by the Committee shall be final, binding and conclusive.

(1)          Increased by 1,135,011 shares, from 7,364,989 to 8,500,000 by approval of the Board on February 22, 2005, subject to shareholder approval of such increase being obtained on or before February 22, 2006.

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(c)                                  Provisions Applicable to Section 162(m) Participants

(i)                                     The Committee, in its discretion, may determine whether a Grant is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(ii)                                  Notwithstanding anything in the Plan to the contrary, the Committee (provided it is comprised solely of two or more “outside directors” as defined under Section 162(m) of the Code) may award any Grant to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(iii)                               To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Restricted Stock granted under the Plan to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service.  Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service.  In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(iv)                              Furthermore, notwithstanding any other provision of the Plan, any Grant awarded to a Section 162(m) Participant and that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

(v)                                 For purposes of the Plan,

(A)                              “Performance Criteria” shall mean the following business criteria with respect to the Company, any subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Company Stock, and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; each as determined in accordance with generally accepted accounting principles or subject to such adjustments as may be specified by the Committee.

(B)                                “Section 162(m) Participant” shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

4.                                       Eligibility for Participation

(a)                                  Eligible Persons.  All employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee

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Directors”) shall be eligible to participate in the Plan.  Consultants and advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors are natural persons rendering bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

(b)                                 Selection of Grantees.  The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.  Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

5.                                       Granting of Options

(a)                                  Number of Shares.  The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)                                 Type of Option and Price.

(i)                                     The Committee may grant Incentive Stock Options which are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code or Nonqualified Stock Options which are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to Employees.  Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)                                  The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted; (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant and (z) in the event that the Exercise Price of an Option is below the Fair Market Value per share on the date of grant, such Option may also include limitations regarding the exercise of such Option and may provide that such exercise is subject to certain terms and restrictions, including a prior election by the Grantee, to the extent such terms and restrictions are required so as not cause the Option or the shares of Company Stock issuable pursuant to the exercise of such Option to be includable in the gross income of the Grantee under Section 409A of the Code prior to such times or occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder (including, without limitation, Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder).

(iii)                               If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date or if the Committee determines otherwise in its discretion) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.  If the Company Stock is not publicly traded or, if publicly traded but not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

(c)                                  Option Term.  The Committee shall determine the term of each Option.  The term of any Option shall not exceed ten years from the date of grant.  However, an Incentive Stock Option which is granted to an

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Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d)                                 Exercisability of Options.  Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason, and such acceleration need not be uniform as among any class or grouping of Grantees.  Notwithstanding the foregoing, a Nonqualified Stock Option intended to comply with Section 409A of the Code pursuant to Subsection (b)(ii) above shall be exercisable at such times as are permitted under Section 409A of the Code and shall not be accelerated to the extent such acceleration would not comply with Section 409A of the Code.

(e)                                  Termination of Employment, Disability or Death.

(i)                                     Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board.  In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than a Disability (as defined in subsection (v) below), death, or termination for Cause (as defined in subsection (v) below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of the date such employment or service ceased.

(ii)                                  In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date and time the Grantee ceases to be employed by, or provide service to, the Company.  In addition, notwithstanding any other provisions of this Section 5, if the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate.  In the event the Grantee has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares (subject to any right of setoff by the Company).

(iii)                               In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of the date such employment or service ceased.

(iv)                              If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option which is otherwise exercisable by the Grantee as of the date of his or her death shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of the date such employment or service ceased.

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(v)                                 For purposes of this Section 5(e) and Section 6:

(A)                              The term “Company” shall mean the Company and its parent and subsidiary corporations.

(B)                                “Employed by, or provide service to, the Company” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board), unless the Committee determines otherwise in the Grant Instrument.

(C)                                “Disability” or “Disabled” shall mean a Grantee’s becoming disabled within the meaning of Section 22(e)(3) of the Code.

(D)                               “Cause” shall mean, except to the extent specified otherwise by the Committee or separately defined in a written employment or similar agreement between a Grantee and the Company, a finding by the Committee that, before or after termination of employment or service, the Grantee (i) has engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (ii) has breached any provision of his or her employment or service contract with the Company, including, without limitation, any covenant against competition and/or raiding of the Company’s Employees, Non-Employee Directors or Key Advisors, or (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

(f)                                    Exercise of Options.  A Grantee may exercise an Option which has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price.  The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) with the approval of the Committee, subject to such restrictions as the Committee deems appropriate, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (z) by such other method as the Committee may approve, including, after a Public Offering, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.  Shares of Company Stock used to exercise an Option must, unless otherwise determined by the Committee, have been held by the Grantee for the requisite period of time to avoid adverse accounting or tax consequences to the Company with respect to the Option.  The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8) at the time of exercise.

(g)                                 Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that if the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by a Grantee exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.  For this purpose, the Fair Market Value of the stock shall be measured on the date of grant of the Option.  All Incentive Stock Options granted to the Grantee under the Plan or any other stock option plan of the Company or a parent or subsidiary corporation shall be taken into consideration in determining whether the foregoing limit has been met.  An Incentive Stock Option shall not be granted to any person who is not an employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code) at the time of the grant.

6.                                       Restricted Stock Grants

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Grant of Restricted Stock, upon such terms as the Committee deems appropriate.  The following provisions are applicable to Restricted Stock:

(a)                                  General Requirements.  Shares of Company Stock issued or transferred pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the

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Committee.  The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate.  The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)                                 Number of Shares.  The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

(c)                                  Requirement of Employment or Service.  If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)                                 Restrictions on Transfer and Legend on Stock Certificate.  During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 9(a).  Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

(e)                                  Right to Vote and to Receive Dividends.  Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

(f)                                    Lapse of Restrictions.  All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee.  The Committee may waive any or all restrictions and conditions of a Restricted Stock Grant.  [Unless otherwise determined by the Committee in the Grant Instrument, all restrictions imposed on Restricted Stock shall lapse upon the Grantee’s death.]

(g)                                 Deferral Elections by Grantees.  The Committee may permit a Grantee to elect to defer the receipt of all or a percentage of the shares of Restricted Stock that would otherwise be transferred to the Grantee on the future vesting of such shares (the “Deferred Shares”).  Such election shall be made on the form attached hereto as Exhibit “A” (the “Election Form”) and shall be filed with the Committee at any time on or before the December 31st of the year prior to the year in which such Grantee is scheduled to become vested in his or her Deferred Shares or such earlier date as may be required to comply with Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder.  All such deferral elections shall be subject to the following rules and procedures:

(i)                                     Recordkeeping.  The Committee shall establish and maintain an individual account in the name of each Grantee who files an Election Form and shall credit to such account cash dividends, if any, that are paid on the Deferred Shares after the restrictions on the Deferred Shares have lapsed.  On the last day of each fiscal year of the Company, the Committee shall credit earnings to the balance of the Grantee’s account at a rate of interest as determined from time to time by the Committee in its sole discretion.

(ii)                                  Distributions of Deferred Shares.  The Committee shall distribute the Grantee’s Deferred Shares, and earnings thereon, in accordance with the Participant’s Election Form and the terms of the Plan.  All distributions made by the Committee pursuant to elections made by the Grantee hereunder shall be subject to applicable federal, state and local tax withholding and to such other deductions as shall at the time of such payment be required under any income tax or other law, whether of the United States or any other jurisdiction, and, in the

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case of payments to a beneficiary, the delivery to the Committee of all necessary documentation as may be required by the Committee.  Within two and one half months after receiving notice of a Grantee’s death or Qualified Disability, the Committee shall distribute any balance of the Grantee’s Deferred Shares, and earnings thereon, to the Grantee’s designated beneficiary, if living, or if such designated beneficiary is deceased or the Grantee fails to designate a beneficiary, to the Grantee’s estate.  If the Grantee ceases to provide service to the Company for a reason other than the Grantee’s death or Qualified Disability, the Grantee’s Deferred Shares (to the extent vested) and earnings thereon shall be distributed to the Grantee in a lump sum at such time as elected by the Grantee in his or her Election Form which times shall be limited to the following events:

(a)                                  a date specified in such election,

(b)                                 the termination of a Grantee,

(c)                                  an Unforeseeable Emergency of such Grantee; or

(d)                                 a Change in Control

(iii)                               The distribution provisions of a Grantee’s Election Form may be changed by the Grantee at any time provided the change is made at least twelve months prior to the date on which the Deferred Shares, and the earnings thereon, are distributable to the Grantee and provided further that any such change results in the earliest distribution of the Deferred Shares, and any earnings, occurring not earlier than five years following the original scheduled distribution date or otherwise complies with Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder.

(iv)                              Rights to Deferred Shares and Earnings.  A Grantee may not assign his or her claim to Deferred Shares, and the earnings thereon, during his or her lifetime, except in accordance with Section 9 of the Plan.  A Grantee’s right to Deferred Shares and earnings thereon shall at all times constitute an unsecured promise of the Company to pay benefits as they come due.  The right of the Grantee or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company.  Neither the Grantee nor his or her beneficiary shall have any claim against or rights in any specific assets or other fund of the Company.

(v)                                 Issuance of and Voting of Deferred Shares.  In no event shall the Company issue certificates for Deferred Shares until such shares are distributed to the Grantee (or his or her designated beneficiary).  In no event shall a Grantee have the right to vote Deferred Shares until such shares are distributed to the Grantee.

(h)                                 Definitions.  For purposes of this Section 6 and Section 7, the “Unforeseeable Emergency” of a Grantee shall mean a severe financial hardship to such Grantee resulting from:  (i) an illness or accident of such Grantee, or the spouse or a dependent (as defined in Section 152(a) of the Code) of such Grantee, (ii) the loss of such Grantee’s property due to casualty, or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of such Grantee.  For purposes of this Section 6 and Section 7, “Qualified Disability” shall mean the Grantee is “disabled,” as such term is defined in Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder.  For purposes of this Section 6 and Section 7, “Change in Control” shall mean a change in control as defined as in Section 409A of the Code, and the regulations and other guidance issued by the Secretary of the Treasury thereunder.

7.                                       Stock Appreciation Rights

(a)                                  General Requirements.  The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option).  Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option.  The Committee shall establish the base amount of the SAR at the time the SAR is granted.  The base amount of each SAR shall be equal to the per share Exercise Price of the related

8

Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

(b)                                 Tandem SARs.  In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c)                                  Exercisability.  An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason, and such acceleration need not be uniform as among any class or grouping of Grantees; provided however, that the terms regarding the issuance of payments pursuant to an SAR for cash shall not be amended, modified or terminated in any manner which permits the acceleration of the time or schedule of such issuance of cash.  SARs may only be exercised while the Grantee is employed by, or providing service to, the Company or during the applicable period after termination of employment or service as described in Section 5(e) with respect to Options, and such exercise shall be under and subject to all of the limitations and termination and forfeiture provisions applicable to Options under Section 5(e), including without limitation forfeiture of any SARs and the release of any obligations of the Company to respond to the exercise of any SARs under the circumstances set forth in Section 5(e)(ii).  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)                                 Value of SARs and Time of Distribution.  When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof; provided, that the recipient of any SAR that is payable in other than Company Stock may elect to receive cash issuable pursuant to such SAR only upon one or more of the following events:

(i)                                     a date specified in such election,

(ii)                                  the termination of a Grantee,

(iii)                               an Unforeseeable Emergency of such Grantee;

(iv)                              a Change in Control;

(v)                                 death; or

(vi)                              Qualified Disability;

(e)                                  provided, however, in the case of a Grantee who is a “key employee” as defined in Code Section 416(i) (determined without regard to paragraph (5) thereof) of the Company, the payment issuable pursuant to such Grantee’s termination shall not be made before the date which is six (6) months after the date of such termination.

(f)                                    Stock Appreciation Amount.  The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a).

(g)                                 Form of Payment.  The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate; provided, that any SAR that is payable in other than Company Stock shall contain such terms and provisions as are necessary to comply with Section 409A of the Code.  For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair

9

Market Value on the date of exercise of the SAR.  If shares of Company Stock are to be received upon exercise of an SAR, only whole shares of Company Stock (rounded down to the nearest whole share) shall be issued.

8.                                       Withholding of Taxes

(a)                                  Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants and may require such payment as a precondition for awarding or exercising such Grant, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)                                 Election to Withhold Shares.  If the Committee so permits, a Grantee may elect to satisfy the Company’s income tax withholding obligation with respect to an Option, SAR or Restricted Stock by having the Company withhold that number of shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income.  The Fair Market Value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

9.                                       Transferability of Grants

(a)                                  Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime.  A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder).  When a Grantee or permitted transferee dies, the personal representative or other person entitled to succeed to the rights of the Grantee or permitted transferee (“Successor Grantee”) may exercise such rights.  A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)                                 Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer as a gift Nonqualified Stock Options to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10.                                 Shareholder Agreement

Prior to a Public Offering, the Committee shall, as a condition to any Grant, require that a Grantee become a party to a shareholder agreement with respect to any Grants and any Company Stock that may be obtained pursuant thereto.  Such shareholder agreement shall contain the terms of any then existing shareholder agreement and/or any terms which the Committee deems appropriate.

11.                                 Change of Control of the Company

As used herein, a “Change of Control” shall be deemed to have occurred if:

(a)                                  Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than persons who are shareholders of the Company on the date the Plan is adopted) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing

10

more than 50% of all votes required to elect a majority of the Board, provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder;

(b)                                 The consummation by the Company of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes required to elect a majority of the board of directors of the surviving corporation or (ii) the consummation of an agreement (or agreements) providing for the sale or disposition by the Company of all or substantially all of the assets of the Company;

(c)                                  The shareholders of the Company approve an agreement providing for a liquidation or dissolution of the Company; or

(d)                                 After a Public Offering, any person has completed a tender offer or exchange offer for shares representing more than 50% of all votes required to elect a majority of the Board.

12.                                 Consequences of a Change of Control

(a)                                  Notice and Acceleration.  Upon a Change of Control, unless the Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable and (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse.

(b)                                 Assumption of Grants.  Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options and rights by, the surviving corporation.

(c)                                  Other Alternatives.  Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or (ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate.  Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

(d)                                 Committee.  The Committee making the determinations under this Section 12 following a Change of Control must be comprised of the same members as those on the Committee immediately before the Change of Control.  If the Committee members do not meet this requirement, the automatic provisions of subsections (a) and (b) shall apply, and the Committee shall not have discretion to vary them (except to the extent Grants are rescinded pursuant to subsection (e) below).

(e)                                  Limitations.  Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, (i) the Committee (including the Committee in place before a Change of Control and any Committee convened after a Change of Control) shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company (or, if applicable, the successor entity) intends to use such treatment with respect to the Change of Control, and (ii) without limiting the foregoing, in such event, the Committee may rescind any Grants (whether or not vested or exercisable) that would impair the use of pooling of interests accounting treatment, as determined by the Company’s certified public accountants.

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13.                                 Limitations on Issuance or Transfer of Shares

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal and contractual restrictions applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of (i) any applicable law, regulation or official interpretation thereof, or (ii) the provisions of any stockholder agreement concerning Company Stock, and certificates representing such shares shall be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

14.                                 Amendment and Termination of the Plan

(a)                                  Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order for Incentive Stock Options granted or to be granted under the Plan to meet the requirements of Section 422 of the Code or if, after a Public Offering, such approval is required in order to exempt compensation under the Plan from the deduction limit under Section 162(m) of the Code.

(b)                                 Termination of Plan.  No additional Grants shall be made under the Plan after January 20, 2015 or such earlier date as may be determined by the Board.  The Plan may be extended by the Board with the approval of the shareholders.

(c)                                  Termination and Amendment of Outstanding Grants.  A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 20(b).  The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.  Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 20(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d)                                 Governing Document.  The Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

15.                                 Savings Clause.

(a)                                  Notwithstanding anything to the contrary in the Plan or any Grant, if and to the extent the Committee shall determine that the terms of any Grant may result in the failure of the such Grant to comply with the requirements of Section 409A of the Code, or any applicable regulations or guidance promulgated by the Secretary of the Treasury in connection therewith, the Committee shall have authority to take such action to amend, modify, cancel or terminate the Plan or any Grant as it deems necessary or advisable, including without limitation:

(i)                                     amendment or modification of the Plan or any Grant to conform the Plan or such Grant to the requirements of Section 409A of the Code or any regulations or other guidance thereunder (including, without limitation, any amendment or modification of the terms of any Grant regarding vesting, exercise, or the timing or form of payment).

(ii)                                  cancellation or termination of any unvested Grant, or portion thereof, without any payment to the Grantee holding such Grant.

12

(iii)                               cancellation or termination of any vested Grant, or portion thereof, with immediate payment to the Grantee holding such Grant of the amount otherwise payable upon the immediate exercise of any such Grant, or vested portion thereof, by such Grantee.

(b)                                 Any such amendment, modification, cancellation, or termination of the Plan or any Grant may adversely affect the rights of a Grantee with respect to such Grant without the Grantee’s consent

16.                                 Funding of the Plan

This Plan shall be unfunded and is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.  No provision contained herein shall be construed to require that (i) the Company be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan, or (ii) interest be paid or accrued on any Grant or on any subsequent distribution of Company Stock, payment of cash, release or lapse of any restrictions on Company Stock, or any other distribution or payment of property or cash pursuant to the exercise of any rights provided by any Grants.

17.                                 Rights of Participants

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be awarded a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

18.                                 No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant.  The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be disregarded or otherwise eliminated.

19.                                 Headings

Section headings are for reference only.  In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

20.                                 Effective Date of the Plan

(a)                                  Effective Date.  Subject to approval by the Company’s shareholders, the Plan was originally effective on June 24, 1998.  Effective January 21, 2005, but subject to the approval of the shareholders, the Plan was amended and restated and extended until January 20, 2015.

(b)                                 Public Offering.  The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act or Section 162(m) of the Code, shall be effective, if at all, upon the effective date of the initial registration of the Company Stock under Section 12(g) of the Exchange Act.

21.                                 Miscellaneous

(a)                                  Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.  Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who

13

becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation.  The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives.  The Committee shall prescribe the provisions of the substitute grants.

(b)                                 Compliance with Law.  The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  It is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of Section 162(m) of the Code (after a Public Offering), Section 422 of the Code (with respect to Incentive Stock Options) and Section 409A of the Code (with respect to Grants subject to Section 409A of the Code).  After a Public Offering it is the intent of the Company, with respect to persons subject to Section 16 of the Exchange Act, that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any legal requirement of Section 162(m), 409A or 422 of the Code or of Section 16 of the Exchange Act ceases to be required by law or that the restrictions thereof are liberalized, the Committee may provide, in its sole discretion, that Plan provisions and restrictions relating to such legal requirements shall cease to apply or be liberalized, as appropriate.  The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.  The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees.  The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c)                                  Communications Laws.  Notwithstanding any other provision in the Plan to the contrary, if prior consent to the issuance or exercise of any Grant hereunder is required for any reason under the Communications Act of 1934, as amended, and/or the rules, regulations or policies of the Federal Communications Commission (the “FCC”) or any successor governmental agency (the “Communications Laws”) in effect at the time, whether as a consequence of the extent of the current and proposed holdings of the Grantee, the citizenship or legal qualifications of the Grantee or for any other reason under the Communications Laws, then no Grant shall be issued, become effective or be exercised without the Grantee first obtaining such prior written consent of the FCC or any successor governmental agency.

(d)                                 Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

ENTERCOM COMMUNICATIONS CORP.

By:

Name & Title:

Date:

14

PROXY	PROXY

ENTERCOM COMMUNICATIONS CORP.

PROXY FOR CLASS A COMMON STOCK

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

FRIDAY, MAY 6, 2005 AT 10:00 AM

The undersigned holder of Class A Common Stock, par value $0.01, of Entercom Communications Corp. (the “Company”) hereby appoints Stephen F. Fisher and John C. Donlevie or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class A Common Stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, May 6, 2005 at 10:00 a.m. local time, at the Radnor Valley Country Club, 555 Sproul Road, Villanova, Pennsylvania 19085, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 & 3 and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 & 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)

Entercom Communications Corp.

1.                                       PROPOSAL 1 - Election of Class A Directors.

☐	FOR	☐	WITHHOLD AUTHORITY	☐	EXCEPTIONS
to vote for all
nominees listed below

Nominees:  David J. Berkman and Daniel E. Gold.

(INSTRUCTIONS: to withhold authority to vote for any one or more individual nominees, mark the “EXCEPTIONS” box and write the name of such individual(s) in the space provided below.)

Exceptions:

2.                                       PROPOSAL 2 - Election of Other Directors.

☐	FOR	☐	WITHHOLD AUTHORITY	☐	EXCEPTIONS
to vote for all
nominees listed below

Nominees:  Joseph M. Field, David J. Field, John C. Donlevie, Edward H. West and Robert S. Wiesenthal.

(INSTRUCTIONS: to withhold authority to vote for any one or more individual nominees, mark the “EXCEPTIONS” box and write the name of such individual(s) in the space provided below.)

Exceptions:

3.                                       PROPOSAL 3 - Approval of the amendment and restatement of the Entercom Equity Compensation Plan.

FOR	☐	AGAINST	☐	ABSTAIN

4.                                       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 1, 2  & 3 are fully explained.

Signature:	Signature (if held jointly):	Date:

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by the President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

PROXY	PROXY

ENTERCOM COMMUNICATIONS CORP.

PROXY FOR CLASS B COMMON STOCK

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

FRIDAY, MAY 6, 2005 AT 10:00 AM

The undersigned holder of Class B Common Stock, par value $0.01, of Entercom Communications Corp. (the “Company”) hereby appoints Stephen F. Fisher and John C. Donlevie or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class B Common Stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, May 6, 2005 at 10:00 a.m. local time, at the Radnor Valley Country Club, 555 Sproul Road, Villanova, Pennsylvania 19085, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 2 & 3 and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 & 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)

Entercom Communications Corp.

1.                                       PROPOSAL 2 - Election of Other Directors.

☐	FOR	☐	WITHHOLD AUTHORITY	☐	EXCEPTIONS
to vote for all
nominees listed below

Nominees:  Joseph M. Field, David J. Field, John C. Donlevie, Edward H. West and Robert S. Wiesenthal.

(INSTRUCTIONS: to withhold authority to vote for any one or more individual nominees, mark the “EXCEPTIONS” box and write the name of such individual(s) in the space provided below.)

Exceptions:

2.                                       PROPOSAL 3 - Approval of the amendment and restatement of the Entercom Equity Compensation Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.                                       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 2 & 3 are fully explained.

Signature:	Signature (if held jointly):	Date:

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by the President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.